UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2014

Eagle Bulk Shipping Inc.
(Exact name of registrant as specified in its charter)
Republic of the Marshall Islands	001-33831	98-0453513
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

477 Madison Avenue New York, New York		10022
(Address of principal executive offices)		(Zip Code)

(Registrant's telephone number, including area code): (212) 785-2500

(Former Name or Former Address, if Changed Since Last Report): None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[_]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                          Other Events

On November 12, 2014, the Chairman and Chief Executive Officer of Eagle Bulk Shipping Inc. (the "Company"), Sophocles N. Zoullas, made the presentation attached as Exhibit 99.1 at the Marine Money 15th Annual Ship Finance Forum.

Item 9.01.                          Financial Statements and Exhibits

(d)            Exhibits

Exhibit Number	Description
99.1	Presentation Given on November 12, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BULK SHIPPING INC (registrant)

Dated: November 14, 2014	By:	/s/ Adir Katzav
Name: Adir Katzav Title: Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation Given on November 12, 2014

Exhibit 99.1

EAGLE BULK SHIPPING INC.

Marine Money Ship Finance Forum

November 12th, 2014

HARRIER

Looking Ahead: Key Themes for the Drybulk Market

Forward Looking Statements

This presentation contains certain statements that may be deemed to be "forward-looking statements" within the meaning of the Securities Acts. Forward-looking statements reflect management's current views with respect to future events and financial performance and may include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical facts. The forward-looking statements in this presentation are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, management's examination of historical operating trends, data contained in our records and other data available from third parties. Although Eagle Bulk Shipping Inc. believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, Eagle Bulk Shipping Inc. cannot assure you that it will achieve or accomplish these expectations, beliefs or projections. Important factors that, in our view, could cause actual results to differ materially from those discussed in the forward-looking statements include the strength of world economies and currencies, general market conditions, including changes in charter hire rates and vessel values, changes in demand that may affect attitudes of time charterers to scheduled and unscheduled drydocking, changes in our vessel operating expenses, including dry-docking and insurance costs, or actions taken by regulatory authorities, ability of our counterparties to perform their obligations under sales agreements, charter contracts, and other agreements on a timely basis, potential liability from future litigation, domestic and international political conditions, potential disruption of shipping routes due to accidents and political events or acts by terrorists. Risks and uncertainties are further described in reports filed by Eagle Bulk Shipping Inc. with the US Securities and Exchange Commission.

EAGLE BULK SHIPPING INC.

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# Looking Ahead: Key Themes for the Drybulk Market

## AN OWNER'S PERSPECTIVE

**Strong positioning irrespective of market direction**

EAGLE BULK SHIPPING INC.

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Looking Ahead: Key Themes for the Drybulk Market

Asset Class Selection

↓

Fleet Composition

↓

Capital Structure

↓

Vessel Management

↓

Positioning key for taking advantage of market fundamentals

EAGLE BULK SHIPPING INC.

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Asset Class Selection: Overview

DRYBULK MARKET BY CATEGORY

Drybulk Trade by Category (2015E)

Grains
9%
Minor
Bulk
33%
Coal
27%
Iron Ore
31%

Cargo-Handling by Vessel Segment

		Handysize	Handymax / Supramax	Panamax	Capesize
MAJOR	Coal		X	X	X
	Iron Ore		X	X	X
	Grains		X	X	
MINOR	Agribulks	X	X		
	Alumina / Bauxite	X	X		
	Cement	X	X		
	Coke	X	X		
	Forest Products	X	X		
	Nickel Ore	X	X		
	Pig Iron	X	X		
	Potash / Fertilizer	X	X		
	Salt	X	X		
	Steel / Scrap	X	X		
	Sugar	X	X		

EAGLE BULK SHIPPING INC.

Source(s): Clarksons

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Asset Class Selection: Spot Rate Performance

$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
Nov-10
Nov-11
Nov-12
Nov-13
Nov-14
Handysize
Supramax
Panamax
Capesize
Capesize*
Panamax*
Supramax*
Handysize*

*Breakeven assumes 5-yr old vessel price, 50% gearing, 5% interest rate and 10-yr loan profile

EAGLE BULK SHIPPING INC.
Source(s): Clarksons
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Asset Class Selection: Valuation

Asset Price/Timecharter Multiple

	P / 12m	P / 6m	P / 3m	P / 1m	Average
Handysize	5.9	7.4	7.3	6.7	6.8
Supramax	5.6	6.7	6.1	6.1	6.1
Panamax	6.5	8.9	8.2	7.1	7.7
Capesize	7.3	9.2	8.4	8.6	8.4
All Drybulk	6.4	8.1	7.5	7.1	7.3

Spot Rate Volatility (5-yr Historical Annualized)

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Handysize
Supramax
Panamax
Capesize

Minimize downside exposure while maintaining upside

EAGLE BULK SHIPPING INC.

Source(s): Clarksons

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Fleet Composition: Key Considerations

Factor	Description	Evaluation
Vintage	▪ New / Young / Mid-Age / Old	▪ Cost-benefit analysis
Shipyard	▪ Chinese / Japanese / Korean ▫ Eco vs. Non-eco	▪ Is the price differential valued appropriately?
Scale	▪ Large vs. small fleet	▪ Quantifying the "benefits of scale" ▪ Is there an optimal size?
Composition	▪ Sisterships	▪ Are there efficiencies to be realized?
Renewal	▪ Operating vessels l/t vs. s/t	▪ How to optimize performance and value?

EAGLE BULK SHIPPING INC.
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Fleet Composition: Relative Value Analysis

Historical Asset Prices ($/DWT)

$1,400
$1,200
$1,000
$800
$600
$400
$200
2004
2006
2008
2010
2012
2014
Newbuilding
Secondhand

Asset Price as a % of Resale Value

	Handysize	Supramax	Panamax	Capesize	All Drybulk
NB	95%	90%	92%	94%	93%
Resale	100%	100%	100%	100%	100%
5yr-old	73%	71%	64%	72%	70%
10yr-old	51%	47%	46%	55%	51%
15yr-old	37%	29%	32%	33%	33%

Secondhand appears to offer attractive values currently

EAGLE BULK SHIPPING INC.

Source(s): Clarksons

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Fleet Composition: Sisterships

- Sisterships are groupings of vessels within the fleet which are based on similar design specifications

- Operating sisterships provides for:
  - Operational and scheduling flexibility
  - Efficiencies in employee training
  - Lower inventory / maintenance expenses

- Economies of scale captured through:
  - Bulk purchasing of supplies
  - Dedicated pool of quality crew members
  - Global network of specialized engineers, naval architects and port captains

Creates operating efficiencies

EAGLE BULK SHIPPING INC.

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Capital Structure

- With the uncertainties in the global shipping market, maintaining the optimal capital structure is critical

- Whereas bulkers have often utilized leverage to drive equity returns the benefits of low leverage in the current environment are meaningful:
  - Flexibility to weather challenging markets
  - Debt capacity for selective acquisitions and other strategic initiatives

- Going forward companies with the more flexible balance sheets are likely to be well positioned in an uncertain dry bulk market

Available Gearing*

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2007
2008
2009
2010
2011
2012
2013
2014

Eagle Bulk Shipping Inc.

*Illustrative based on shipping bank presentation materials

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Vessel Management

Commercial Management
Strategic Management
Operational Management
Technical Management

Spectrum of management capabilities is key

EAGLE BULK SHIPPING INC.
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Vessel Management: In-House vs. Outsourced

CONSIDERATIONS

	In-House	Outsourced
Benefits	▪ Cost control ▪ Crew retention / loyalty ▪ Economies of scale ▪ Ancillary revenue	▪ Quick solution ▪ Access to crews
Challenges	▪ Takes time to build ▪ Management resources	▪ Indirect control of assets ▪ Budget control

Scalability of platform for new opportunities

EAGLE BULK SHIPPING INC.

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Vessel Management: Commercial Management

DYNAMIC APPROACH

RISK MANAGEMENT
RISK MANAGEMENT
RISK MANAGEMENT
RISK MANAGEMENT
Timecharter
(fixed)
Index / Pool
RISK-ADJUSTED REVENUE OPTIMIZATION MODEL
Spot
(open)
COA / Voyage
(fixed)

EAGLE BULK SHIPPING INC.
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Eagle Bulk

Theme	Position
Asset Class	▪ Supramax: most flexible asset class within drybulk ▪ Greater earnings visibility / lower volatility
Fleet	▪ Modern OTW fleet of 45 ships / 2.5m DWT ▫ Third largest Supramax fleet in the world ▫ Comprised of sistership groupings
Capital Structure	▪ Publicly listed on the NASDAQ ▪ Low leverage of < 25% ▪ Substantial liquidity of more than $85m
Vessel Management	▪ Multi-manager approach: in-house / outsourced ▪ Sophisticated commercial capabilities ▪ Global presence with offices in NYC and Singapore

Well-positioned for the future

EAGLE BULK SHIPPING INC.

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